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                                                                  EXHIBIT 10.139

                       THIRD AMENDMENT TO LOAN AGREEMENT


          THIS THIRD AMENDMENT TO LOAN AGREEMENT (this "Amendment") is made as of the 11th day of November, 1999, by and among PHARMACEUTICAL PRODUCT DEVELOPMENT, INC., a North Carolina corporation (together with its successors, the "Borrower"); PPD DEVELOPMENT, INC., (the "Guarantor"); and WACHOVIA BANK, N.A., a national banking association (together with its endorsees, successors and assigns, the "Bank").

                               R E C I T A L S:
                               ---------------

          The Borrower, the Guarantor and the Bank are parties to a certain Loan Agreement dated as of August 7, 1997, as amended pursuant to an Amendment to Loan Agreement dated as of August 6, 1998 and a Second Amendment to Loan Agreement dated as of January 30, 1999 (the "Loan Agreement").

          Capitalized terms used in this Amendment which are not otherwise defined in this Amendment shall have the respective meanings assigned to them in the Loan Agreement.

          The Borrower has requested certain modifications to the Loan Agreement and the Bank is willing to modify the Loan Agreement subject to the terms, provisions and conditions set forth in this Amendment.

          NOW, THEREFORE, in consideration of the Recitals, the mutual promises herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Borrower, the Guarantor and the Bank, intending to be legally bound hereby, agree as follows:

          SECTION 1.  Recitals.  The Recitals are incorporated herein by
                      --------
reference and shall be deemed to be a part of this Amendment.

          SECTION 2.  Amendments.  Effective from and after August 5, 1999, the
                      ----------
Loan Agreement is hereby amended as follows:

          2.1  Extension of Termination Date. The Termination Date is hereby
               -----------------------------
extended to August 3, 2000.

          2.2 Section 2.3 is hereby amended and restated to read in its entirety as follows:

          2.3  Interest Rate. Loans outstanding hereunder shall bear interest at
               -------------
a per annum rate equal to (i) the LIBOR Rate plus the Applicable Margin or (ii)
                                             ----
the Base Rate plus the
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Applicable Margin, as the Borrower may elect; provided that after the occurrence and during the continuance of an Event of Default, the principal and, to the extent permitted by law, interest on the Loans and any other amounts owing hereunder shall bear interest, payable on demand, at a rate equal to the Base Rate plus three percent (3%). Interest will be payable in arrears on each Interest Payment Date. As used herein, the term "Applicable Margin" shall mean, for any day, an amount equal to: (1) five eighths of one percent (0.625%) on each day that the aggregate principal amount of all Loans outstanding on such day shall be less than the amount equal to fifty percent (50%) of the Commitment on such day; and (2) eight hundred twenty-five thousandths of one percent
(.825%) on each day that the aggregate principal amount of all Loans outstanding on such day is equal to or greater than the amount equal to fifty percent (50%) of the Commitment on such day. For purposes of determining the Applicable Margin for any day, a change in the principal amount of all outstanding Loans shall be effective on the date of such change.

          2.4 In Section 6.9 subsections (f) and (g) are re-lettered as (g) and
(h), respectively, and a new subsection (f) is hereby added to Section 6.9 of the Loan Agreement to read as follows:

          (f) Investments in and to ADoctorInYourHouse.com in an aggregate principal amount (on a cost basis) not to exceed $5,000,000 at any time;

          SECTION 3.  Conditions to Effectiveness.  The effectiveness of this
                      ---------------------------
Amendment and the obligations of the Bank hereunder are subject to receipt by the Bank of the following:

          (a) an original Amendment, duly executed by the Borrower and the Guarantor;

          (b) a certificate of incumbency satisfactory to the Bank, certifying as to the names, true signatures and incumbency of the officer or officers of the Borrower and the Guarantor authorized to execute and deliver this Amendment;

          (c) such other documents or items as the Bank or its counsel may reasonably request.

The effectiveness of this Amendment and the obligations of the Bank hereunder are further subject to the condition that no Event of Default or event or condition which with notice or lapse of time, or both, would constitute an Event of Default under the Loan Agreement, as hereby amended, shall have occurred and be continuing, and the representations and warranties contained in Section 5 of the Loan Agreement, as amended herein, are true on and as of the date hereof.

          SECTION 4.  No Other Amendment.  Except for the amendments set forth
                      ------------------
above, the Loan Agreement shall remain unchanged and in full force and effect. This Amendment is not intended to effect, nor shall it be construed as, a novation. The Loan Agreement and this Amendment shall be construed together as a single agreement. Nothing

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herein contained shall waive, annul, alter, limit, diminish, vary or affect any provision, condition, covenant or agreement contained in the Loan Agreement, except as herein amended, nor affect or impair any rights, powers or remedies under the Loan Agreement as hereby amended. The Bank does hereby reserve all of its rights and remedies against all parties who may be or may hereafter become secondarily liable for the repayment of the Loan. The Borrower and the Guarantor promise and agree to perform all of the requirements, conditions, agreements and obligations under the terms of the Loan Agreement, as hereby amended, the Loan Agreement, as amended, being hereby ratified and affirmed. The Borrower and Guarantor hereby expressly agree that the Loan Agreement, as amended, is in full force and effect and confirm that they have no set off, counterclaim or defense with respect to the Loan Agreement, the Loan, the Note, the Guaranty contained in the Loan Agreement or the Guaranteed Obligations.

          SECTION 5.  Representations and Warranties.  The Borrower and the
                      ------------------------------
Guarantor hereby represent and warrant to the Bank as follows:

          (a) No Event of Default or event or condition which with notice or lapse or time, or both, would constitute an Event of Default under the Loan Agreement, as hereby amended, has occurred and is continuing on the date hereof.

          (b) The representations and warranties contained in Section 5 of the Loan Agreement, as amended herein, are true on and as of the date of this Amendment.

          (c) This Amendment has been duly authorized, validly executed and delivered by one or more authorized officers of the Borrower and the Guarantor, and constitutes the legal, valid and binding obligation of the Borrower and Guarantor enforceable against them in accordance with its terms.

          (d) The execution and delivery of this Amendment and the Borrower's and the Guarantor's performance hereunder do not and will not require the consent or approval of any regulatory authority or governmental authority or agency having jurisdiction over the Borrower or the Guarantor, nor be in contravention of or in conflict with the Articles of Incorporation or Bylaws of the Borrower or the Guarantor, or the provision of any statute, or any judgment, order or indenture, instrument, agreement or undertaking to which the Borrower or the Guarantor is party or by which the Borrower's or the Guarantor's assets or properties are or may become bound.

          SECTION 6.  Counterparts.  This Amendment may be executed in
                      ------------
counterparts, each of which shall be deemed to be an original and all of which, taken together, shall constitute one and the same agreement.

          SECTION 7.  Governing Law.  This Amendment shall be deemed to be made
                      -------------
pursuant to the laws of the State of North Carolina with respect to agreements made and to be

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performed wholly in the State of North Carolina and shall be construed, interpreted, performed and enforced in accordance therewith.

          SECTION 8.  Costs and Expenses.  The Borrower shall pay any and all
                      ------------------
out-of-pocket expenses in connection with the preparation, execution and delivery of this Amendment, including, without limitation, the fees and expenses of the Bank's counsel in connection therewith.

          SECTION 9.  Entire Agreement.  This Amendment contains the entire
                      ----------------
agreement of the parties with respect to the subject matter hereof, and there are no representations, inducements or other provisions among the parties regarding such subject matter other than those expressed herein in writing. All changes, additions or deletions to this Amendment must be in writing and signed by all parties.

          IN WITNESS WHEREOF, the parties hereto have caused their respective duly authorized officers or representatives to execute and deliver this Amendment as of the day and year first above written.

                                             BORROWER:

ATTEST:                                      PHARMACEUTICAL PRODUCT
                                             DEVELOPMENT, INC.

/s/ Fred B. Davenport, Jr.   Secretary       By: /s/ Rudy C. Howard
--------------------------                   ----------------------
                                             Title: CFO
[CORPORATE SEAL]



                                             BANK:

                                             WACHOVIA BANK, N.A.


                                             By: /s/ Keith Sherman
                                                 ----------------------
                                             Title: SVP
                                                    ---

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                                  GUARANTOR:

ATTEST:                                  PPD DEVELOPMENT, INC.


/s/ Fred B. Davenport, Jr.           By: /s/ Rudy C. Howard
------------------------                 -------------------
      Secretary                      Title:       CFO
      ---------                             ----------------
      [Corporate Seal]

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